                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        February 25, 1998
                                                 -------------------------------
                                                       (February 18, 1998)
                                                 -------------------------------

                        Total Renal Care Holdings, Inc.
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            (Exact name of registrant as specified in its charter)



     Delaware                       1-4034                    51-0354549
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     (State or other              (Commission               (I.R.S. Employer
      jurisdiction                File Number)             Identification No.)
     of incorporation)



21250 Hawthorne Boulevard, Suite 800, Torrance, California           90503-5517
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            (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (310) 792-2600
                                                   -----------------------------

                                Not Applicable
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        (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

     On February 18, 1998, Renal Treatment Centers, Inc. ("RTC"), a Delaware corporation, announced that the holders of its 5 5/8% Convertible Subordinated Notes due 2006 (the "Notes") will not have the right to require RTC to repurchase the Notes at par (the "Put Right") as a result of the anticipated merger of RTC with Nevada Acquisition Corp. ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of Total Renal Care Holdings, Inc. (the "Company"), a Delaware corporation, pursuant to the Agreement and Plan of Merger dated as of November 18, 1997, among the Company, RTC and Merger Sub.

     A copy of the joint press release issued by the Company and RTC on February 18, 1998, with respect to the Put Right is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits


     Exhibit No.                       Description
     -----------                       -----------
        99.1              Press Release dated February 18, 1998

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TOTAL RENAL CARE HOLDINGS, INC.
                                            (registrant)


Dated: February 25, 1998          By: /s/ John E. King
                                      ------------------------------------------
                                      John E. King
                                      Vice President and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.     Description of Exhibit
-----------     ----------------------
  99.1          Press Release dated February 18, 1998
